CAPSTONE JAPAN FUND
                A Series of Capstone International Series Trust


      Seeking long-term capital appreciation and current income through investments in Japanese securities.




                                  Prospectus
                               February 29, 2000



  The Securities and Exchange Commission does not approve or disapprove  the information in this Prospectus, and does not determine whether this information is accurate or complete. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS

                                                                 PAGE

THE FUND...........................................................3
FEE TABLE..........................................................6
MANAGEMENT.........................................................7
BUYING AND SELLING FUND SHARES.....................................7
DIVIDENDS, DISTRIBUTIONS AND TAXES................................12
FINANCIAL HIGHLIGHTS..............................................13
HOW TO GET MORE INFORMATION.......................................14

                                    THE FUND

The Fund's Investment Objective and Principal Investment Strategies

The Fund seeks to provide long-term capital appreciation and current income. It invests primarily in securities listed on the Tokyo Stock Exchange or other recognized Japanese trading market and in securities of issuers that are organized under the laws of Japan, that have at least 50% of their assets in Japan or that derive at least 50% of their earnings or profits from goods produced or sold, investments made, or services performed in Japan (Japanese Issuers). The Fund may also invest in debt securities of Japanese Issuers, or that are payable in yen or whose interest rate is linked to changes in a recognized index of Japanese market performance to the performance of the Japanese market or economy. In addition to buying these securities directly, the Fund may invest in sponsored and unsponsored American Depository Receipts (ADRs) related to these securities. (See "Principal Risks.") Under normal market conditions, at least 65% of the Fund's total assets will be invested in the foregoing securities. The Fund's debt securities must be rated at least BBB by Standard & Poor's Corporation (S&P) or Baa by Moody's Investors Service or deemed of comparable quality by the investment adviser. If these securities are downgraded, the adviser has the discretion to hold or sell them.

The Adviser selects investments in issuers that it believes will benefit from changes in the Japanese economy or will respond well in global markets. Issuers are also evaluated in terms of fundamental factors such as ratios of price to earnings and price to cash flow, book value and dividend yield. Similar factors will be used to determine when a security held by the Fund should be considered for sale.

The Fund also has authority to invest in U.S. securities, including money market instruments (such as U.S. Treasury bills, repurchase agreements, commercial paper and bankers' acceptances) and other debt securities such as U.S. Government securities and corporate debt obligations. It may invest in certificates of deposit of domestic and foreign branches of U.S. banks. For temporary defensive purposes, during periods of unusual market conditions when the Adviser believes the Fund's principal investments might be significantly adversely affected, the Fund may invest in these instruments without limit, which can prevent the Fund from pursuing its investment objective during those periods and cause the Fund to lose benefits when the market begins to improve. The Fund may also use futures and options to hedge its portfolio, and it may hedge its foreign securities purchases with forward foreign currency exchange contracts. The Fund has authority to lend its portfolio securities. These loans will be fully collateralized at all times.

The Fund's most recent  annual/semiannual  report  contains  information  on the
Fund's  recent  investment  strategies,   as  discussed  above,  and  securities
holdings. (See back cover.)

Principal Risks

Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. Despite these risks, stocks have historically tended to out-perform other types of securities over the longer term.

Investments in fixed income securities also entail risk. The values of these securities will tend to fluctuate inversely with changes in interest rates. Changes in the financial strength of the issuer, or its creditworthiness, can also affect the value of the securities it issues.

Investing in securities of Japanese Issuers involve certain risks that are different from investments in U.S. issuers. The Japanese economy has experienced an economic slowdown in recent years and there can be no assurance about whether and when it will recover. Moreover, attempts to restructure certain aspects of the economy, although designed to help, are uncertain in their effects. Investments in foreign securities involve higher costs. There are also risks due to differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions, and of political and social unrest.

ADRs are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Although ADRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investment directly in foreign securities. ADRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in unsponsored ADR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the ADRs, as well as costs of custody and dividend payment services may be passed in whole or in part through to shareholders. The availability of regular reports regarding the issuer is also less certain.

The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund's investment adviser does not expect or if the Fund cannot close out its position in a hedging instrument.

The Fund's investments will fluctuate in price. This means that Fund share prices will go up and down, and you can lose money. From time to time, the Fund's performance may be better or worse than funds with similar investment policies. Its performance is also likely to differ from that of funds that use different strategies for selecting stocks. Because the Fund normaly invests primarily in securities of Japanese Issuers, it should be viewed as a vehicle for diversification and not as a balanced investment program.

Past Performance

The following two tables illustrate the Fund's past performance. The first table provides some indication of the risks of an investment in the Fund by showing how the Fund's returns have varied from year to year. The second shows how the Fund has performed on a cumulative basis since its inception, beginning with its first full calendar year, in comparison to the TOPIX Index which is a broad measure of performance of the Japanese securities market. Each table assumes that dividends and distributions paid by the Fund have been reinvested at net asset value in additional Fund shares. You should remember that past performance does not necessarily indicate how the Fund will perform in the future.

[Bar Chart to be inserted showing the following data:]

Year-by-year total return as of 12/31 each year (%).

               12/31/90           (37.01%)
               12/31/91             0.29%
               12/31/92           (28.88%)
               12/31/93            25.31%
               12/31/94            24.27%
               12/31/95            (3.21%)
               12/31/96           (16.10%)
               12/31/97           (24.55%)
          		   12/31/98             6.68%
               12/31/99            58.59%

               Best Quarter - 4th Quarter 1998       25.32%
               Worst Quarter - 1st Quarter 1990     (29.90%)

Average Annual Total Return as of 12/31/99

                    1 Year      5 Years     Inception (7/10/89)
                    ------      -------     --------------------

          Fund      58.59%       0.72%            (2.05%)
          TOPIX     61.72%       2.08%            (3.37%)

Fees and Expenses of the Fund

This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders. Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

                                    FEE TABLE

Shareholder Fees (fee paid directly from your investment)

Maximum front-end sales charge           None
Maximum deferred sales charge            None
Maximum sales charge on reinvested       None
  dividends and distributions
Redemption fee                           None
Exchange fee                             None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Investment Advisory Fees                 0.75%
Distribution (12b-1) Fees*               0.25%
Other Expenses**                         3.61%
Total Annual Fund Operating Expenses     4.61%

* The Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charge.

** "Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.

                                    EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment returns 5% each year, and that the Fund's operating expenses remain at a constant percentage. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.

1 Year               3 Years             5 Years             10 Years
------               -------             -------             --------

 $628                $1,387              $2,320               $4,684

                                   MANAGEMENT

The Adviser

The Fund's investment adviser is FCA Corp. FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA (and predecessors) have been in business since 1975. FCA acts as investment adviser to Capstone New Zealand Fund, as well as to several entities focusing on real estate-related investments.

FCA manages the Fund's portfolio investments and places orders for Fund transactions. For its services, it receives advisory fees from the Fund which are based on the Fund's net assets. For its fiscal year ended October 31, 1999 the Fund paid FCA fees equal to 0.75% of the Fund's average net assets.

Portfolio Manager

Robert W. Scharar, President of FCA Corp., has served as the Fund's portfolio manager since 1997. Mr. Scharar co-founded the predecessor to FCA Corp. in 1975. He received an AA from Polk Community College, a BSBA in Accounting from the University of Florida, an MBA and JD from Northeastern University, and a LLM in Taxation from Boston University Law School. He is a member of the Florida and Massachusetts Bars and is a Florida Certified Public Accountant. He has been an accounting professor at Bentley and Nichols Colleges, was an officer of United States Trust Company (Boston), and was a tax specialist at Coopers & Lybrand. Mr. Scharar is a contributing author to the Clark Boardman Callaghan's publication, "Estate and Personal Financial Planning". His directorships include the American Association of Attorney-CPA's, First Commonwealth Mortgage Trust, United Investors Realty Trust and United Dominion Realty Trust.

Kate Haixing Yan, Assistant Portfolio Manager for the fund and Senior Accountant for FCA Corp. Ms. Yan received a BA in Business Administration/Accounting from the University of Washington in 1994. Ms. Yan joined FCA in March 1997. Ms. Yan's previous position was an Accounting Associate with James River Corporation from April 1994 through March 1997. Ms. Yan is a Certified Public Accountant.

                     BUYING AND SELLING FUND SHARES

SHARE PRICE

The purchase and redemption price of Fund shares is the Fund's net  asset  value
(NAV) per share determined after your order is received. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, and reflects the Fund's aggregate assets less its liabilities. The Fund's exchange-traded investments are valued at their market value at that time in their primary market (certain derivatives are priced at 4:15 Eastern time). If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Fund's Board of Trustees. For investments in securities traded on foreign exchanges that close prior to the time at which a Fund's net asset value is determined, the calculation of net asset value does not take place contemporaneously with the determination of the prices of those securities. If an event were to occur after the value of a Fund investment was so established, but before the Fund's net asset value per share is determined that is likely to materially change the Fund's net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Trustees. Prices for debt securities may be obtained from pricing services, except that short-term debt securities are valued at amortized cost. Assets or liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each day NAV is calculated. NAV is not calculated, and the Fund will not sell or redeem its shares, on days the New York Stock Exchange is closed, although foreign exhanges may be open on those days. Thus, the value of the Fund's shares may change on days when shareholders may not be able to purchase or redeem shares. Further, NAV may be calculated on certain days on which foreign exchanges on which the Fund's portfolio securities are primarily traded are closed for holidays or other reasons.

Minimum Investment

The minimum initial investment in the Fund is $200, with the exception of continuous investment plans. There is no minimum for subsequent investments, with the exception of continuous investment plans. (For telephone purchases, see below.)

Certificates

The Fund will not issue share certificates unless you make a written request to the Transfer Agent. (The Transfer Agent's address is provided below.)

Telephone Transactions

In your Investment Application, you may authorize the Fund to accept redemption and exchange orders by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure that the order was proper. Also note that during unusual market conditions, you may experience delays in placing telephone orders. (See "Purchasing Fund Shares and Redeeming Fund Shares.")

Frequent Transactions

The Fund reserves the right to limit additional purchase and exchange transactions by any investor who makes frequent purchases, redemptions or exchanges that the Adviser believes might harm the Fund. In general, more than one transaction per month may be viewed as excessive.

                             PURCHASING FUND SHARES

You may use any of the following methods to purchase Fund shares.

Through Authorized Dealers. You may place your order through any dealer Authorized to take orders for the Fund. If the order is transmitted to the Fund by 4:00 p.m. Central time, it will be priced at the NAV per share determined on that day. Otherwise, later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Fund's distributor by mailing a completed Investment Application with a check or other negotiable bank draft (payable to Capstone Japan Fund) to the Transfer Agent.

          The Transfer Agent's address is:

          Capstone Japan Fund
          c/o PFPC, Inc.
          P.O. Box 61503
          211 South Gulph Road
          King of Prussia, Pennsylvania 19406-3101
          (Remember to make your check for at least any applicable minimum noted above.)

Investing By Wire. You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. You should be aware that your bank may charge a fee for this service.

For an initial investment by wire, you must first call 1-800-845-2340 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:


          Boston Safe Deposit & Trust
          ABA #: 011001234
          Credit: "Complete Name of your Fund"
          Acct #: 000515
          FBO: "Shareholder name and account number"

Note that the wire must include: your name and address, your Fund account number and your social security or tax identification number. You must follow up your wire with a completed Investment Application. This application is contained in the Fund's prospectus. Mail the application to the Transfer Agent's address (see above, under "Distributor").

For a subsequent investment by wire, ask your bank to wire funds to the Boston Safe Deposit & Trust address noted above. The wire must include your name and your Fund account number.

Telephone Investment

After you have opened your account, you may make additional investments by telephone if you completed the "Telephone Purchase Authorization" section of your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-845-2340.

The minimum for a telephone purchase is $1,000, and the maximum is five times the NAV of your Fund shares on the day before your telephone order. (You may not include the value of shares for which you have been issued certificates.) Your order will be priced at the NAV next determined after your call. Payment for your order must be received within 3 business days. Mail your payment to the Transfer Agent's address (see "Distributor," above). If your payment is not received within 3 business days, you will be liable for any losses caused by your purchase.

Pre-Authorized Investment

You may arrange to make regular monthly investments of at least $25 through automatic deductions from your checking account by completing the Pre-Authorized Payment section of the Investment Application.


                            REDEEMING FUND SHARES

You may redeem your Fund shares at any time by writing to the Transfer Agent's address. The Fund does not charge any fee for redemptions. If you request the redemption proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

      o     you were issued certificates for the shares you are redeeming;

      o you want the proceeds to be mailed to a different address or to be paid to someone other than the record owner;

      o     you want to transfer ownership of the shares.

      Signature guarantee: A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Any certificates for shares you are redeeming must accompany your redemption request. You will generally receive a check for your redemption amount within a week.

Expedited Redemption

Through an authorized dealer: You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Fund's distributor and your share price will be based on the NAV next determined after the distributor receives the order. The distributor does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week.

Telephone redemption: You may order a redemption by calling the Transfer Agent at 1-800-845-2340 if:

            o     your redemption will be at least $1,000;

            o no share certificates were issued for the shares you are redeeming;

            o your Investment Application authorized expedited telephone redemption and designated a bank or broker-dealer to receive the proceeds.

The proceeds will be mailed or wired to the designated bank or broker-dealer on the next business day after your redemption order is received. There is no fee charged by the Fund for this service, although a fee may be imposed in the future. The Fund may also decide to modify or not to offer this service. In this case, the Fund will attempt to provide reasonable prior notice to shareholders.

Systematic Withdrawal

You may arrange for periodic withdrawals of $50 or more if you invest at least $5,000 in the Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate your plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

Redemption in Kind

If you place a redemption order for more than $1 million, the Fund reserves the right to pay the proceeds in portfolio securities of the Fund, rather than in cash to the extent consistent with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected, which may take up to 15 days from the date of purchase.

                           EXCHANGING FUND SHARES

You may exchange your Fund shares for shares of another Capstone fund at a price based on their respective NAVs. There is no sales charge or other fee. We will send you the prospectus of the fund into which you are exchanging and we urge you to read it. If you have certificates for the shares you are exchanging, your order cannot be processed until you have endorsed them for transfer and delivered them to the Transfer Agent.

You may place an exchange order in two ways:

           o you may mail your exchange order to the Transfer Agent's address.

           o you may place your order by telephone if you authorized telephone exchanges on your Investment Application. Telephone exchange orders may be placed from 9:30 a.m. to 4:00 p.m. Eastern time, on any business day.

Exchanges into a fund can be made only if that fund is eligible for sale in your state. The Fund may terminate or amend the exchange privilege at any time with 60 days' notice to shareholders.

Remember that your exchange is a sale of your shares. Tax consequences are described under "Dividends, Distributions and Taxes."

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in November. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

Option 1 To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

Option 2 To have both income dividends and capital gains distributions paid to you in cash.

There is no sales charge or other fee for either option. If you select Option 1 or Option 2 and the checks sent to you cannot be delivered or remain uncashed for six months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares.

Tax Treatment of Dividends, Distributions and Redemptions

You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

The Fund will let you know each year which amounts of your dividend and distribution payments are to be taxed as ordinary income and which are treated as long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares.

The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares.

You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

Massachusetts Business Trust

The Fund is a series of Capstone International Series Trust ("Trust"), a Massachusetts business trust. Because of uncertainty regarding whether shareholders of a Massachusetts business trust might, under certain circumstances, be held liable as partners for obligations of the trust, the Trust's Declaration of Trust specifically provides that the Fund, to the extent of its assets, will repay any amount assessed against a shareholder by virtue of being a Fund shareholder.


                           FINANCIAL HIGHLIGHTS
The following table sets forth the per share operating performance data for a share of captial stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.


                                                                       YEARS ENDED OCTOBER 31,
                                                        1999       1998        1997        1996       1995
Per Share Data

Net asset value at beginning of period                  $ 4.55     $ 5.21      $ 6.76      $ 6.76     $ 8.03
                                                        ------     ------      ------      ------     ------
Income from investment operations:
  Net investment loss                                    (0.21)     (0.07)      (0.28)      (0.19)     (0.21)
  Net realized and unrealized gain (loss)                 2.54      (0.59)      (1.27)       0.25      (1.06)
                                                        ------     ------      ------      ------     ------

  Total from investment operations                        2.33      (0.66)      (1.55)       0.06      (1.27)
                                                        ------     ------      ------      ------     ------
Less distributions from:
  Net investment income                                     --         --          --       (0.06)        --
                                                        ------     ------      ------      ------     ------
Net asset value at end of period                        $ 6.88     $ 4.55      $ 5.21      $ 6.76     $ 6.76
                                                        ======     ======      ======      ======     ======

TOTAL RETURN (%) (1)                                     51.21%    (12.67)%    (22.93)%      0.75%    (15.82)%
                                                        ======     ======      ======      ======     ======

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands)              $5,305     $2,604      $1,902      $2,975     $2,908

Ratio of total expenses to average net assets             4.61%      2.50%       4.55%       3.30%      3.61%

Ratio of net investment loss to average net assets       (3.94)%    (1.87)%     (3.87)%     (2.59)%    (2.93)%

Ratio of total expenses to average net assets,
  before reimbursements and waivers of expenses           4.61%      6.32%       5.46%       3.90%      4.21%

Ratio of net investment loss to average net assets,
  before reimbursements and waivers of expenses          (3.94)%    (5.67)%     (4.78)%     (3.19)%    (3.53)%

Portfolio turnover rate                                     17%        35%         73%         47%        27%

----------------

(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.

                       SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

      o the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in the Prospectus. The SAI is incorporated into the Prospectus by reference.

      o Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include a letter from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account, by calling 1-800-262-6631.

You may also get copies of the SAI, reports and other information directly the Securities and Exchange Commission (SEC) by:

      o visiting the SEC's public reference room. (Call 1-202-942-8040 for information.)

      o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by e-mail request to: publicinfo@sec.gov

      o     visiting the SEC's website - http://www.sec.gov

The Fund's Investment Company Act File Number with the SEC is:  811-4665.

                               CAPSTONE JAPAN FUND
                     (Formerly Capstone Nikko Japan Fund)

                                    A Fund of
                       Capstone International Series Trust

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 29, 2000


      This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated
February 29, 2000. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

      The report of Independent Accountants and financial statements of the Fund included in its Annual Report for the period ended October 31, 1999 ("Annual Report") is incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to the Fund at 5847 San Felipe, Suite 4100, Houston, Texas 77057 or by calling toll free 1-800-262-6631.

      The financial statements in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Dougherty, LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                TABLE OF CONTENTS

                                                                          Page

General Information........................................................
Investment Practices and Restrictions......................................
Risk Factors...............................................................
Performance Information....................................................
Trustees and Executive Officers............................................
Investment Advisory Agreement..............................................
Administration Agreement...................................................
Distributor................................................................
Portfolio Transactions and Brokerage.......................................
Determination of Net Asset Value...........................................
How to Buy and Redeem Shares...............................................
Taxes......................................................................
Control Persons and Principal Holders of Securities........................
Other Information..........................................................
Financial Statements.......................................................

GENERAL INFORMATION

      Capstone Japan Fund (the "Fund") is a series (or fund) of Capstone International Series Trust (the "Trust"). Prior to September 2, 1997, the Fund's name was Capstone Nikko Japan Fund. The Trust currently has one other series, Capstone New Zealand Fund, which invests in securities of New Zealand issuers. The Trust may create additional series in the future, but each series will be treated as a separate mutual fund. The Trust was organized as a business trust in Massachusetts on May 9, 1986 and commenced business shortly thereafter. It is an open end diversified management investment company under the Investment Company Act of 1940. The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Administrator"), which also provides administrative services to the Fund.

INVESTMENT PRACTICES AND RESTRICTIONS

      The Fund has authority to invest in U.S. securities, including money market instruments such as U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances and other debt securities, such as U.S. Government obligations and corporate debt instruments. For temporary defensive purposes, such investments may be made without limit, when the Adviser deems such investments to be advisable in light of economic or market conditions.

      Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Trust's Board of Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Trustees.

      Foreign Currency Transactions. The Fund may, to a limited extent, deal in forward foreign exchange between the currencies of the United States and Japan as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange contracts are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not enter into or maintain a position in those contracts if their consummation would obligate the Fund to deliver an amount of foreign currency greater than the value of the Fund's assets denominated or quoted in, or currency convertible into, such currency.

      When the Fund enters into a position hedging transaction, its custodian bank places cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The amount of the securities placed in the separate account are adjusted to maintain the value of those securities equal to the Fund's commitment under the contract.

      Hedging against a decline in the value of a currency by means of forward currency contracts, options on currencies, currency futures contracts and options on currency futures contracts (see below and "Investment Objectives and Policies" in the Prospectus) does not eliminate fluctuations in the value of the Fund's portfolio securities or prevent losses. Such transactions also preclude the opportunity for gain if the value of the currency moves in an unanticipated manner. Moreover, it may not be possible for the Fund to hedge against a change which is generally anticipated, since appropriate transactions might not then be available.

      The cost of engaging in foreign currency transactions by the Fund varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions in foreign currency exchange usually are conducted on a principal basis, so no fees or commissions are involved.

      Loans of Portfolio Securities. The Fund has authority to lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 10% of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, the Adviser considers all relevant factors and circumstances including the creditworthiness of the borrower.

      Futures Transactions. The Fund may enter into futures contracts on U.S. and foreign debt securities ("interest-rate futures"), on stock indices and on currencies of countries in which the Fund conducts its investment activities. Interest rate and currency futures contracts create an obligation to purchase or sell specified amounts of debt securities or currency on a specified future date. Although these contracts generally call for making or taking delivery of the underlying securities or currency, the contracts are in most cases closed out before the maturity date by entering into an offsetting transaction which may result in a profit or loss.

      Securities index futures contracts are contracts to buy or sell units of a particular index of securities at a specified future date for an amount equal to the difference between the original contract purchase price and the price at the time the contract is closed out, which may be at maturity or through an earlier offsetting transaction.

      The purchase or sale of a futures contract involves no sale price or premium, unlike the purchase of a security or option. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, generally about 5% of the contract amount, must be deposited with the broker as "initial margin." This "initial margin" represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent "variation margin" payments must be made daily to and by the broker to reflect variations in the price of the futures contract. When the contract is settled or closed out by an offsetting transaction, a final determination is made of variation margin due to or from the broker. A nominal commission is also paid on each completed sale transaction.

      Options Transactions. The Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the Benchmark. See "Investment Objective and Policies" in the Prospectus.

      The Fund may purchase options on exchanges and in over-the-counter markets to the extent the value of such options owned by the Fund does not exceed 5% of its net assets. The Fund may write put options and covered call options on exchanges and in the over-the-counter markets. A call option gives the purchaser the right, until the option expires, to purchase the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to receive a specified amount. A put option gives the purchaser the right, until the option expires, to sell the underlying futures contract, security or currency at the exercise price or, in the case of a stock index option, to pay a specified amount.

      When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. By writing a call option, the Fund becomes obligated, either for a certain period or on a certain date, to sell the underlying futures contract, security or currency to the purchaser at the exercise price (or to pay a specified price with respect to an index option) if the option is exercised. At the time or during the period when the option may be exercised, the Fund risks losing any gain in the value of the underlying futures contract, security or currency or stock index over the exercise price. By writing a put option, the Fund becomes obligated either for a certain period or on a certain date, to purchase the underlying futures contract, security or currency at the exercise price, or to pay the specified price in connection with an index option, if the option is exercised. The Fund might, therefore, be obligated to purchase or make a payment for more than the current market price of the particular futures contract, security, currency or index option.

      The Fund writes only "covered" options on securities and currencies. This means that so long as the Fund is obligated as the writer of a call option on a security or currency, it will own an equivalent amount of the underlying security, currency or liquid securities denominated, quoted in or currently convertible into such currency. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account an amount of the underlying securities, currency or liquid securities denominated, quoted in or currently convertible into such currency having a value equal to or greater than the exercise price of the option. There is no limitation on the amount of call options the Fund may write. However, the Fund may write covered put options on currencies only to the extent that cover for such options does not exceed 25% of the Fund's net assets.

      The writer of an option that wishes to terminate an obligation may in some cases be able to effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

      The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the value of the underlying security, futures contract, index option or currency, any loss in closing out a call option is likely to be offset in whole or in part by appreciation of the underlying collateral owned by the Fund.

      Investment Restrictions. The Trust has adopted with respect to the Fund the following "fundamental" restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of the shares of beneficial interest in the Fund ("Fund shares"). Such majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the Fund shares present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The Fund may not:

       1. With respect to 75% of its total assets, invest more than 5% of the value of such assets in the securities of any one issuer or purchase more than 10% of the voting securities of any one issuer (except for investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

       2. Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry or in securities issued or guaranteed by the Japanese government or its agencies or instrumentalities provided that this restriction shall not prevent the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund would no longer be a diversified investment company as defined in the Investment Company Act of 1940.

       3. Borrow amounts in excess of 10% of its total assets taken at cost (not including the amount borrowed) and then only for temporary or emergency purposes.

       4. Issue senior securities except as appropriate to evidence permitted borrowing (for the purpose of this restriction, forward foreign currency exchange contracts and collateral arrangements with respect to such contracts are not deemed to be senior securities).

       5.   Underwrite  securities  issued by other persons except to the extent
            that  the   purchase  of  portfolio   securities   and  their  later
            disposition may be deemed to be underwriting.

       6. Purchase or sell real estate except that the Fund may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein.

       7. Purchase or sell commodities or commodity contracts (for purposes of this restriction, interest-rate, index and currency futures contracts, options on such contracts and on stock indices and currencies, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts).

       8. Make loans to other persons except that the Fund may (i) lend its portfolio securities in accordance with applicable legal requirements, (ii) enter into repurchase agreements and (iii)
            purchase debt obligations in accordance with its investment objective and policies.

      With respect to restriction 8, above, the Fund has no present intention of lending its portfolio securities.

      The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without stockholder approval, to the extent permitted by applicable law, regulation or regulatory policy. The Fund may not:

      a. With respect to 25% of its total assets, invest more than 5% of the value of such assets in the securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (except for investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities)1

      b. Make short sales of securities, maintain short positions or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions and in connection with transactions involving forward foreign currency exchange contracts, futures contracts and related options;

      c. Invest more than 5% of its total assets in securities of unseasoned issuers which, including their predecessors, have been in operation for less than three years (except obligations issued or guaranteed by the U.S. Government, the Japanese government or their agencies or instrumentalities) and equity securities which are not readily marketable;

      d. Enter into a repurchase agreement not terminable within seven days if the total of such agreements would be more than 5% of the value of the Fund's total assets;

      e. Invest in securities of other investment companies (other than in connection with a merger, consolidation, reorganization or acquisition of assets) except to the extent permitted by the Investment Company Act of 1940 and related rules and regulatory interpretation;

      f. Purchase put or call options if, as a result thereof, the value of put and call options owned by the Fund would exceed 5% of the Fund's net assets;

      g. Purchase warrants of any issuer if, as a result more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

      h. Purchase or retain for the Fund the securities of any issuer if those officers and trustees of the Trust, or directors and officers of its investment adviser, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities;

      i. Purchase from or sell to any of the officers and trustees of the Trust, its investment adviser, its principal underwriter or the officers and directors of its investment adviser or principal underwriter, portfolio securities of the Fund;

      j. Invest in oil, gas or other mineral exploration or development companies (although it may purchase securities of issuers which own, sponsor or invest in such interests);

      k. Pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings it may pledge securities having a value at the time of the pledge of not more than 15% of the Fund's total assets taken at cost. (For purposes of this restriction, collateral arrangements with respect to permitted options and futures transaction and forward foreign exchange contracts are not deemed to involve a pledge of assets.);

      l. Purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable including securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or enter into repurchase agreements which are not terminable within seven days if such purchase or entering into a repurchase agreement would cause more than 10% of the value of the total assets (or 15% of net assets) of the Fund to be invested in such securities and such repurchase agreements, except that the Fund may not invest more than 5% of the value of its total assets in repurchase agreements which are not terminable within seven days;

      m. Purchase additional securities if its borrowings exceed 5% of its total assets.
______________

1 With respect to the remaining 75% of the value of the Fund's total assets, this limitation is fundamental and therefore cannot be changed without the approval of a majority of the Fund shares. See restriction number 1, supra.

      The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of the Fund's portfolio was 17% for the fiscal year ended October 31, 1999.

                                  RISK FACTORS

      United States persons investing in securities of Japanese issuers should be aware of certain information about Japan and international investment which can make this type of investing different from investments in securities of United States issuer's.

      The Japanese economy has experienced difficulties, although there have been positive signs due to certain economic stimulus measures taken by the Japanese government and low-interest rates.

      The Adviser believes that structural reformation is necessary in order for Japan to break out of this uncertain economy, i.e., government support for troubled banks, overall deregulation of industry and society, improving labor and productivity through corporate restructuring, and shifting or industrial priorities toward promising new fields. What we have seen lately is ether realization or significant progress on all these aspects. The government has been announcing a series of deregulation measures since late 1996, including the "Big-Bang" of financial markets. For the resolution of the bad-loan problem experienced by Japanese banks, public purchase of collateral land is being implemented. Banks are also making progress in writing off significant portions of their non-performing portfolios.

      Japan's stock price level have been generally low in terms of dividend yield relative to bond yield, price to book value per share and other valuation measures. This under-valuation may be attributable to: (1) concern over economic slowdown due to the rise of the consumption tax rate and the decrease of public works; (2) the financial institutions' bad loan problem; and (3) uncertainty of deregulation and restructuring. The Adviser is cautiously optimistic that these issues will be resolved in due course.

      Various other factors involved in international investing generally may affect the Fund's performance either favorably or unfavorably. These include fluctuations in currency exchange rates; possible imposition of, or changes in, exchange controls; costs of currency conversion; non-negotiable brokerage commissions (which may result in higher commissions); less publicly available information; different accounting standards; less liquidity and greater market volatility; difficulties of enforcing obligations in other countries; differences in the nature and quality of securities regulation; differences in taxation (which may include withholding taxes on income earned on Fund securities and transfer tax on sales proceeds); war; expropriation; political or social unrest; diplomatic developments; and natural disasters.

      The Fund's management will attempt to be alert to these factors and to act to mitigate any unfavorable consequences to extent practicable, but there can be no assurance its efforts will be successful or that protective action will be feasible.

      The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in securities of United States issuers since the expenses of the Fund (such on Japan, the Fund should be considered as a vehicle for diversification of investments and not as a balanced investment program.

PERFORMANCE INFORMATION

      The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund), calculated pursuant to the following formula:

            P (1 + T)n= ERV

where   P    = a  hypothetical  initial  payment of $1,000,
        T    = the average annual total return,
        n    = the number of years, and
        ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

      For the one year period ended October 31, 1999, the Fund's average annual total return was 51.21%. For the five year period ended October 31, 1999 and the period July 10, 1989 (commencement of operations) to October 31, 1999, the Fund's average annual total return was (2.90)% and (3.33)%, respectively.

      Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. For the one year and five year periods ended October 31, 1999 and the period July 10, 1989 to October 31, 1999 the Fund's total return was 51.21%, (13.68)%, and (29.40)%, respectively.

      Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Morgan Stanley Capital International Index;
(ii) the Tokyo Stock Exchange; (iii) the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general;
(iv) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (v) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund; and (vi) a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

      Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.

TRUSTEES AND EXECUTIVE OFFICERS

      The trustees provide overall supervision of the affairs of the Trust. The trustees and executive officers of the Trust and their principal occupations during the past five years are listed below. Certain persons named as trustees also serve in similar capacities for other mutual funds sponsored by the Distributor as indicated below.

      *EDWARD L. JAROSKI (53), Trustee and President of the Trust. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Chairman of the Board and
      Director of the Administrator since 1992; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. since 1987; Director and officer of other Capstone Funds.

      JAMES F. LEARY (69), Trustee. 2006 Peakwood Dr., Garland, Texas 75044. Managing Director of Benefit Capital South West, Inc. ( financial services). Director: other Capstone Funds; Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); MESBIC Ventures, Inc. (minority enterprise small business investment company); Quest Products Corp. (consumer products); Prospect Street High Income Fund (closed end mutual fund).

      JOHN R. PARKER (53), Trustee. 541 Shaw Hill, Stowe, Vermont 05672. Consultant and private investor (since 1990); Director of Nova Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995); and registered representative of Rickel & Associates (1988-1991).

      BERNARD J. VAUGHAN (71), Trustee. 113 Bryn Mawr Avenue, Bala Cynwyd, Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

      ROBERT W. SCHARAR (51), President of the Fund. 5847 San Felipe, Suite 850, Houston, Texas 77057. President and Director of FCA Corp since 1983.

      LINDA G. GIUFFRE (38), Secretary/Treasurer. 5847 San Felipe, Suite 4100, Houston, Texas 77057. Vice President, Compliance of Capstone Financial Services, Capstone Asset Management Company and Capstone Asset Planning Company (since November 1999), Vice President and Treasurer (1996-1999) of Capstone Financial Services, Inc.; Secretary/Treasurer (1998-1999) of Capstone Asset Planning Company; Vice President (1996-1998) of Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1990-1996) and Secretary (1994-1996) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Treasurer (1990-1996) and Secretary (1995-1996) of Capstone Asset Planning Company; officer of other Capstone Funds.

--------------
 * Trustee who is an interested person as defined in the Investment Company Act of 1940.

      The trustees and officers of the Trust as a group own less than one percent of the outstanding Fund shares. The independent trustees also received compensation for serving as directors of other investment companies sponsored by the Administrator.

      The trustees and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. Each independent Trustee s erves as a director or trustee on the Board of four other registered investment companies comprising the Capstone Complex of Mutual Funds. The independent Directors/ Trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $6,000. In addition, each independent Director/Trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid an additional $2,000 for serving the complex. All fees received by the Directors/ Trustees are allocated among the funds based on net assets. The Directors/ Trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees. For the fiscal year ended October 31, 1999, the Fund paid or accrued for the account of its officers and trustees, as a group for services and expenses in all capacities, a total of $3,746.

The following table represents the compensation received by the independent Directors/Trustees during fiscal 1999 from the Capstone Funds complex.



                                                  Compensation Table

                                Aggregate        Pension or                               Total Compensation
                               Compensation    Retirement Benefits   Estimated Annual     From Registrant and
                      	          From         Accrued As Part of     Benefits Upon        Fund Complex Paid
Name of Person, Position       Registrant*     Fund Expenses           Retirement           to Directors (4)
James F. Leary, Trustee	         $  861             $0                     $0              $18,250 (1)(2)(3)

John R. Parker, Trustee	         $1,111             $0                     $0              $19,500 (1)(2)(3)

Bernard J. Vaughan, Trustee      $1,111             $0                     $0              $19,500 (1)(2)(3)
---------------------

 *  Company does not pay deferred compensation.
(1) Trustee of Capstone International Series Trust - Capstone New Zealand Fund
(2) Director of Capstone Growth Fund, Inc. and Capstone Fixed Income Series,Inc.
(3) Trustee of Capstone Social Ethics and Religious Values Fund
(4) Fund Complex includes 10 funds.


INVESTMENT ADVISORY AGREEMENT

      On August 22, 1997 the Fund's shareholders approved a new Investment Advisory Agreement between Capstone International Series Trust, on behalf of the Fund, and FCA Corp ("FCA"). This action was in response to the resignation of the Fund's previous investment adviser, Nikko Capital Management (USA), Inc. ("Nikko"). The new agreement became effective on August 25, 1997.

     Pursuant to the investment advisory agreement, FCA (the "Adviser") manages the investment of the Fund's assets and places orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objectives and policies.

      The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser's obligations or duties under the Advisory Agreement.

      The Advisory Agreement was last approved by the Board of Trustees on May 3, 1999 and may be continued from year to year if specifically approved at least annually (a) by the Board of Trustees of the Trust or by vote of a majority of the Fund's shares and (b) by the affirmative vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

      During the fiscal years ended October 31, 1997 and 1998, the Fund accrued investment advisory fees to Nikko in the amount of $12,039 and $16,611, all of which were waived pursuant to legal and voluntary expense limitations. Fees to FCA for fiscal year ended October 31, 1999 were $27,893.

ADMINISTRATION AGREEMENT

      Under an agreement ("Administration Agreement") between the Trust and Capstone Asset Management Company (the "Administrator"), the Administrator supervises all aspects of the Fund's operations other than the management of its investments. As part of these services, it oversees the performance of administrative and professional services to the Fund by others; provides office facilities; prepares reports to stockholders and the Securities and Exchange commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Administrator. For the Administrator's services, the Fund will pay to the Administrator a fee, calculated daily and payable quarterly, equal to an annual rate of 0.20% of the Fund's average net assets. For the fiscal year ended October 31, 1999 the Fund paid administrative fees in the amount of $7,604.

      The Fund bears the cost of its accounting services, performed by The Fifth Third Bank, which includes maintaining its financial books and records and calculating its daily net asset value. The Fund also pays transfer agency fees, custodian fees, legal and auditing fees, the costs of printing reports to stockholders and the Securities and Exchange Commission, fees under the Service and Distribution Plan (see "Distributor") and all other ordinary expenses not specifically borne by the Administrator.

DISTRIBUTOR

      Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Fund shares pursuant to an agreement with the Trust (the "Distribution Agreement"). The Distributor has the exclusive right to distribute Fund shares in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Effective August 21, 1995, the front end sales load applicable to sales of the Fund's shares was eliminated. Prior to August 21, 1995, sales of Fund shares were subject to a sales charge equal to a percentage of the net asset value of the shares to be purchased. The sales charge was paid to the Distributor, who reallowed a portion of the sales charge to broker-dealers who had an agreement with the Distributor to participate in the offering of Fund shares.

      The Distribution Agreement is renewable from year to year if approved (a) by the Fund's Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor receives no discounts or commissions, redemption or repurchase fees or brokerage commissions from the Fund. It does receive payments, as described below, under the Fund's Service and Distribution Plan.

      The Fund adopted, effective September 1, 1992, a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to reimburse the Distributor for certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Fee Table" in the Prospectus. As required by Rule 12b-1, the Fund's Plan and related agreements were approved by a vote of the Fund's Board of Trustees, and by a vote of the trustees who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees"), and by the Fund's stockholders at a Special Meeting of Stockholders held August 10, 1992.

      As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations during the past three fiscal years were as follows:

     Fiscal Year   Total 12b-1    Amount Retained     Amount Paid to Other
        Ended       Fees Paid         by CAPCO        Service Organizations

       10/99	        $ 9,612          $ 9,391               $221
       10/98         $ 5,536          $ 5,121               $415
       10/97         $ 6,630          $ 5,901               $729

      The Plan and related agreements may be terminated at any time by a vote of the Plan Trustees or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested trustees for the Fund is committed to the discretion of the trustees who are not "interested persons" as defined under the 1940 Act.

      Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the trustees, including a majority of the Plan Trustees.

      The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the trustees, including a majority of the Plan Trustees. Continuance of the Plan was last approved by a majority of trustees and Plan Trustees on May 3, 1999. In compliance with the Rule, the trustees, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. Subject to the Fund's overall brokerage policies, the Adviser may effect securities transactions through Capstone Asset Planning Company, a broker-dealer affiliate of the Administrator.

      Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

      Pursuant to provisions of the Advisory Agreement, the Trust's Board of Trustees has authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for brokerage and research services which provide lawful and appropriate assistance to the Adviser in carrying out its investment-decision making responsibilities. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and Federal laws and regulations, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser may consider sales of Fund shares as a factor in the selection of dealers to execute portfolio transactions for the Fund.

      The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

      The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

      Fixed commissions are charged on the securities exchanges in Japan. Such fixed commissions are generally higher than negotiated commissions on comparable United States transactions. Brokerage commissions paid by the Fund on portfolio transactions for the fiscal year ended October 31, 1999 totaled $5,305 (0.14% of the average net assets of the Fund), none of which was paid to affiliated broker-dealers. There were no securities transactions effected through brokers who furnished the Fund with statistical, research and advisory information. The Fund also executed trades in the amount of $528,739 in which a "mark up" (the dealer's profit) was included in the price of the securities.

      During the fiscal years ended October 31, 1998 and 1997, the Fund paid $9,722 and $8,932, respectively, in brokerage commissions on portfolio trades, all of which was paid to The Nikko Securities Co. International, Inc.

Personal Trading Policies
-------------------------

The Funds, the Adviser, and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the Investment Company Act of 1940. Consistent with requirements of that Rule, the codes permit persons subject to the codes to invest in securities, including securities that may be purchased by a Fund. The codes and the Rule require these transactions to be monitored.

DETERMINATION OF NET ASSET VALUE

      The Fund's net asset value is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time. The Fund's net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will in some cases value its portfolio securities as of days on which non-U.S. exchanges on which its portfolio securities are principally traded are closed for holidays or other reasons. At such times, the Fund will follow such procedures as the trustees have determined to be reasonable.

      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued expenses) by the total number of Fund shares outstanding at such time. To avoid large fluctuations in the computed net asset value, accrued expenses will be charged against the Fund on a daily basis, i.e. 1/360 of the annual amount due by the Fund each year.

      Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each U.S. business day.

      Portfolio securities and futures contracts which are traded on a securities exchange are valued at the last sale price on that exchange prior to the relevant closing or, if there is no recent last sale price available, at the last current bid quotation. A security or futures contract which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security or contract. All other equity securities and futures contracts not so traded are valued at the last current bid quotation prior to the relevant securities exchange closing. Fixed income securities are valued using market quotations or pricing services. In the absence of an applicable price, securities and futures contracts will be valued at a fair value as determined in good faith by the trustees or in accordance with procedures established by the Trustees. If an event were to occur after the value of a Fund instrument was so established, but before the net asset value per share is determined which is likely to materially change the net asset value, the Fund instrument would be valued using fair value considerations established by the Board of Trustees.

HOW TO BUY AND REDEEM SHARES

      Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Fund's public offering price.

      After an order is received by the Distributor, shares will be credited to a stockholder's account at the net asset value next computed after an order is received. See "Determination of Net Asset Value". Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Buying and Selling Fund Shares" in the Prospectus.

      Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Japan Fund, c/o PFPC, Inc., P.O. Box 61503, 211 South Gulph Road, King of Prussia, Pennsylvania 19406-3101. In addition, certain expedited redemption methods are available. See "Buying and Selling Fund Shares" in the Prospectus.

TAXES

      The following summary describes some of the more significant U.S. Federal income tax consequences applicable to investors in the Fund based on existing Federal tax law. New tax laws may be enacted which may affect the tax consequences of an investment in the Fund. The following discussion is necessarily general, and prospective investors are urged to consult their own tax advisers with respect to the particular tax consequences to the investor of an investment in the Fund.

      The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and losses and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

      As a regulated investment company, the Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain net operating losses, as prescribed by the Code), and
(3) all ordinary income and capital gains from previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      If the Fund retains net capital gains for reinvestment, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in the Fund shares.

Distributions. Dividends paid out of the Fund's investment company taxable income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as ordinary income. The excess of net long-term capital gains over the short-term capital losses realized, properly designated and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.

      Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deductions. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

      All distributions are taxable to the stockholder whether reinvested in additional shares of the Fund or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

      Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

      Hedging and Other Transactions. Certain options, futures contracts and forward foreign currency contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

      Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to defer the recognition of losses and/or accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

      Foreign Currency Gains and Losses. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

      Disposition  of  Shares.   Upon  a  taxable  disposition  (by  redemption,
repurchase, sale or exchange) of Fund shares, a stockholder may realize a taxable gain or loss, depending upon his basis in his shares. That gain or loss will be a capital gain or loss if the shares are capital assets in the stockholder's hands, and generally will be long-term or short-term depending upon the stockholder's holding period for the shares. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to such shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a Capstone Fund or another regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge for the new shares.

      Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Backup Withholding. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of Fund shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

      Foreign Taxes. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Under the current income tax treaty between the United States and Japan, the withholding tax imposed by Japan on dividends from Japanese sources is generally 15% (although a 10% rate may be applicable in some circumstances) and the withholding tax on interest from Japanese sources is generally 10%. Japan also imposes a tax on the transfer of securities. It is impossible to determine in advance the amount of foreign taxes that will be imposed on the Fund.

      If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the stockholder's portion of the foreign taxes paid to foreign countries and (b) the portion of the dividend which represents income derived from sources outside the U.S.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its stockholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends received from the Fund. Stockholders may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by the Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the "regular" tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a stockholder that is an individual in computing alternative minimum taxable income.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

      Foreign Stockholders - U.S. Federal Income Taxation. U.S. Federal income taxation of a stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership (a "foreign stockholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to foreign persons who invest in the Fund. For example, the tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described below. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

      Foreign Stockholders - Income Not Effectively Connected. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by the stockholder, distributions of investment company taxable income generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate) on the gross amount of the distribution. Foreign stockholders may also be subject to the U.S. Federal withholding tax on the income resulting from any election by the Fund to treat foreign taxes paid by it as paid by its stockholders, but foreign stockholders will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

      Capital gains realized directly by foreign stockholders upon the sale of Fund shares and distributions of net capital gains, as well as amounts retained by the Fund which are designated as undistributed capital gains, generally will not be subject to U.S. Federal income tax unless the foreign stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. However, this rule only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year generally is treated as a resident for U.S. Federal income tax purposes and is taxable on his worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of certain foreign stockholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions of net capital gains and of the gross proceeds from a redemption of Fund shares unless the stockholder furnishes the Fund with certifications regarding the stockholder's foreign status. See "Backup Withholding."

      Foreign Stockholders - Income Effectively Connected. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then all distributions and any gains realized upon the disposition of Fund shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations. Foreign stockholders may also be subject to the branch profits tax.

      Foreign Stockholders - Estate Tax. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against such tax and relief under applicable tax treaties may be available.

      Other Taxation. Distributions and redemption proceeds with respect to the Fund also may be subject to additional state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      The following table sets forth information concerning such persons which, to the knowledge of the Fund's Board of Trustees, owned, of record, more than five percent of the Fund's shares as of February 16, 2000:

Name and Address                                       Percent of Ownership

Smith Barney Shearson                                  36.60%
333 W. 34th Street, 7th Floor
New York, NY  10001-2402

SMC Pneumatics, Inc.                                   14.13%
3011 N. Franklin Rd.
Indianapolis, IN  46226-6308

Charles Schwab & Company, Inc.                         13.95%
Special Custody Account for Benefit
  of its Customers
101 Montgomery Street
San Francisco, CA  94104-4122

James H. Shimberg                                       5.60%
611 W. Bay St.
Tampa, FL  33606-2703

FINANCIAL INFORMATION

      The Report of Independent Certified Public Accountants and financial statements of the Fund included in its Annual Report to shareholders for the fiscal year ended October 31, 1999 are incorporated herein by reference to such Annual Report. Copies of the Fund's Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-262-6631.

OTHER INFORMATION

      Custody of Assets. All securities owned by the Fund and cash from the sale of securities in the Fund's investment portfolio are held by Fifth Third Bank, as custodian, 38 Fountain Square, Cincinnati, Ohio 45263.

      Stockholder Reports. Semi-annual reports are furnished to stockholders, and annually the financial statements in such reports are audited by the Fund's independent accountants.

      Independent Accountants. Briggs, Bunting & Dougherty, LLP, Two Logan Square, Suite 2121, Philadelphia, PA 19103-4901, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

      Legal Counsel. Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, DC 20006, is legal counsel to the Fund.

      Transfer  and  Shareholder   Servicing  Agent.  The  Fund's  transfer  and
shareholder servicing agent is PFPC, Inc., 211 South Gulph Road, P.O. Box 61503, King of Prussia, Pennsylvania 19406-3101.

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